Colonial Strategic Income Fund, Variable Series

On January 14, 2002, Colonial Strategic Income Fund, Variable Series (Fund) purchased 200,000 par value of common stock notes of Xerox Corporation (Securities) for a total purchase price of $190,340 from Deutsche Bank New York pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Merrill Lynch & Co.; Salomon Smith Barney;ABN Amro Financial Services, Inc.; Banc One Capital Markets, Inc.; RBC Dain Rauscher Inc.; UBS Warburg; PNC Bank



On January 14, 2002, Colonial High Yield Securities Fund, Variable Series (Fund) purchased 75,000 par value of common stock notes of Xerox Corporation (Securities) for a total purchase price of $71,378 from Deutsche Bank New York pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Merrill Lynch & Co.; Salomon Smith Barney;ABN Amro Financial Services, Inc.; Banc One Capital Markets, Inc.; RBC Dain Rauscher Inc.; UBS Warburg; PNC Bank


On January 17, 2002, Colonial High Yield Securities Fund, Variable Series (Fund) purchased 75,000 par value of common stock notes of Constellation Brands, Inc. (Securities) for a total purchase price of $75,000 from Chase Manhattan Bank, NA pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Salomon Smith Barney; Barclays Capital; UBS Warburg; Scotia Capital.

On June 25, 2002, Colonial Strategic Income Fund, Variable Series (Fund) purchased 280,000 par value of common stock notes of L-3 Communications Corporation (Securities) for a total purchase price of $280,000 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bank of America Securities; Credit Suisse First Boston; Wachovia; SC Cowen; BNY Capital Markets; Barclays Capital; Credit Lyonnais Securities; Scotia Capital.


On June 25, 2002, Colonial High Yield Securities Fund, Variable Series (Fund) purchased 60,000 par value of common stock notes of L-3 Communications Corporation (Securities) for a total purchase price of $60,000 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bank of America Securities; Credit Suisse First Boston; Wachovia; SC Cowen; BNY Capital Markets; Barclays Capital; Credit Lyonnais Securities; Scotia Capital.


On November 12, 2002, Colonial Strategic Income Fund, Variable Series (Fund) purchased 85,000 par value of common stock notes of AmericsourceBergen Corp.
(Securities) for a total purchase price of $85,799 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.


On November 12, 2002, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of AmericsourceBergen Corp.
(Securities) for a total purchase price of $55,517 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.


On November 12, 2002,  Colonial  High Yield  Securities  Fund,  Variable  Series
(Fund) purchased 35,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $35,329 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.


On November 12, 2002,  Colonial  High Yield  Securities  Fund,  Variable  Series
(Fund) purchased 20,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $20,188 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.

Colonial Strategic Income Fund,  Variable Series

On December 12, 2002, Colonial Strategic Income Fund, Variable Series (Fund) purchased 270,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $257,148 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg

Colonial High Yield Securities Fund, Variable Series

On December 12, 2002, Colonial High Yield Fund, Variable Series (Fund) purchased 420,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $400,008 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.
The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg



On December 12, 2002, Colonial High Yield Fund, Variable Series (Fund) purchased 130,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $123,812 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.
The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg